QUAKER® INVESTMENT TRUST
Supplement dated December 17, 2010
To the Summary Prospectus Dated October 28, 2010 for the
QUAKER CAPITAL OPPORTUNITIES FUND
The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Summary Prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus.
Effective December 17, 2010, the following information replaces similar text found in the Traditional Funds Summary Prospectus, in the section entitled “Sub-Advisers and Portfolio Manager.”
Sub-adviser and Portfolio Manager
Knott Capital Management, Inc. (“Knott Capital”) serves as investment Sub-adviser to the Fund.
Charles A. Knott, is founder, Chairman and Co-Chief Investment Officer of Knott Capital and has been responsible for the day-to-day management of the Fund’s portfolio since 2002.
QKSUPCAP